UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 16, 2020
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV	BK/P	New York Stock Exchange
(fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 16, 2020, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release and Financial Supplement with information on its financial results for the fourth quarter of 2019. Copies of the Earnings Release and the Financial Supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The quotation in Exhibit 99.1 (the “Excluded Section”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of BNY Mellon under the Securities Act of 1933 or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Section, and Exhibit 99.2 shall be deemed “filed” for purposes of the Exchange Act.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On January 16, 2020, BNY Mellon will hold a conference call and webcast regarding its financial results for the fourth quarter of 2019 and outlook. A copy of the Financial Highlights presentation for the conference call and webcast is furnished as Exhibit 99.3. The information in Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of BNY Mellon under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Each of Exhibit 99.1 (other than the Excluded Section) and Exhibit 99.2 shall be deemed filed herewith. The Excluded Section and Exhibit 99.3 shall be deemed furnished herewith.

(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated January 16, 2020, announcing financial results for the fourth quarter of 2019.

99.2	The Bank of New York Mellon Corporation Financial Supplement dated January 16, 2020, for the fourth quarter of 2019.

99.3	Fourth Quarter 2019 Financial Highlights Presentation dated January 16, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: January 16, 2020	By: /s/ James J. Killerlane III
Name: James J. Killerlane III Title: Secretary

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